SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): August 14, 2002



                         NEW PEOPLES BANKSHARES, INC.
            (Exact name of registrant as specified in its charter)


   Virginia                            000-33411              31-1804543
(State or other jurisdiction of   (Commission File Number)      (I.R.S. Employer
incorporation or organization)                               Identification No.)


                                  2 Gent Drive
                           Honaker, Virginia 24260
                   (Address of principal executive offices)



Registrant's telephone number, including area code (276) 778-2294


                                Not Applicable
               (Former address of principal executive offices)

Item 9   Officer Certification


 Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section
     1350)


      The undersigned, as the President and Chief Executive Officer and Executive Vice President and Chief Financial Officer, respectively, of New Peoples Bankshares, Inc., certify that the Quarterly Report on Form 10-Q for the period ended June 30, 2002, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of New Peoples Bankshares, Inc. at the dates and for the periods indicated. The foregoing certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) and no purchaser or seller of securities or any other person shall be entitled to rely upon the foregoing certification for any purpose. The undersigned expressly disclaim any obligation to update the foregoing certification except as required by law.



                                         /s/ KENNETH D. HART
                                         -------------------------------
                                         Kenneth D. Hart
                                         President and Chief Executive Officer


                                         /s/ FRANK SEXTON
                                         -------------------------------
                                         Frank Sexton
                                         Executive Vice President and Chief
                                          Financial Officer



August 14, 2002